                                                                   Exhibit 10.4B


                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT


            This Amendment No. 1 ("Amendment No. 1") is entered into as of this 15 day of November, 2000, by and between The Penn Traffic Company (the "Company") and Martin A. Fox ("Executive") to the Employment Agreement dated as of January 31, 2000 (the "Employment Agreement") between the Company and the Executive.

            WHEREAS, on the date hereof, the Company and Executive have agreed to amend certain provisions of the Employment Agreement;

            WHEREAS, Executive and the Company desire to enter into this Amendment No. 1 to provide for the amendments to the Employment Agreement on the terms specified below; and

            WHEREAS, all capitalized terms used herein but not defined herein shall be given the meanings ascribed to them in the Employment Agreement.

            NOW, THEREFORE, the parties hereby agree as follows:

            1. Paragraphs 2, 11(a) and 12(a) of the Employment Agreement shall be amended as follows: all references to the words "March 31, 2001," appearing in such paragraphs shall be deleted and replaced with the words "December 31, 2001".

            2. In accordance with the last sentence of Paragraph 5(a), the Company was obligated to adopt a Supplemental Retirement Plan (or otherwise) for the purposes indicated therein. The executive hereby agrees and acknowledges that the Company has satisfied its obligation to adopt such a Plan; and the Company hereby acknowledges its continuing obligation to continue to accrue retirement benefits as required pursuant to Paragraph 5(a)(ii).

            3. The Company agrees to promptly reimburse the Executive for all of Executive's reasonable attorney's fees and expenses incurred in connection with the review of this Amendment No. 1.

            4. The Company hereby represents and warrants that all necessary corporate action has been taken in order to authorize the within Amendment and that this Amendment constitutes the valid, binding and enforceable obligation of the Company.

            5. Except as otherwise expressly provided herein, all of the terms and conditions of the Employment Agreement are ratified and shall remain unchanged and continue in full force and effect.

            6. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the date first above written.


THE PENN TRAFFIC COMPANY


By:   /s/ JOSEPH V. FISHER
   ---------------------------------
    Name:  Joseph V. Fisher
    Title:  President and Chief Executive Officer


By:   /s/ MARTIN A. FOX
   ---------------------------
      Martin A. Fox


                                       2